Exhibit 24

                       SPECIAL POWER OF ATTORNEY

          Each of the undersigned officers and directors of WLR Foods, Inc. (WLR Foods), a Virginia corporation, appoints James L. Keeler and Delbert L. Seitz, or either of them (with full power to each of them to act alone) as his or her attorneys-in-fact and agents for him or her in such capacity either as an officer or director, or both, of WLR Foods, and authorizes such persons on behalf of WLR Foods, to sign and file any and all WLR Foods' registration statements, reports, schedules and other filings, and all amendments thereto, required or permitted to be filed under federal or state securities laws, including without limitation Forms 3, 4 and 5, registration statements, Form 10-K annual reports, Form 10-Q quarterly reports and Form 8-K current reports, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission, National Association of Securities Dealers, and any regulatory authority for any U.S. state or territory, and each of us hereby ratifies and confirms all that our attorneys-in-fact and agents or each of them may lawfully do or cause to be done by virtue hereof.

          WITNESS the following signatures and seals.

10/28/94                      /s/ John J. Broaddus (SEAL)
Date                          John J. Broaddus

10/28/94                      /s/ Jane T. Brookshire (SEAL)
Date                          Jane T. Brookshire

10/28/94                      /s/ George E. Bryan (SEAL)
Date                          George E. Bryan

10/28/94                      /s/ Charles L. Campbell (SEAL)
Date                          Charles L. Campbell

10/28/94                      /s/ Stephen W. Custer (SEAL)
Date                          Stephen W. Custer

10/28/94                      /s/ Calvin G. Germroth (SEAL)
Date                          Calvin G. Germroth

10/28/94                      /s/ William H. Groseclose (SEAL)
Date                          William H. Groseclose

10/28/94                      /s/ J. Craig Hott (SEAL)
Date                          J. Craig Hott

10/28/94                      /s/ Peter A.W. Green (SEAL)
Date                          Peter A.W. Green








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10/28/94                      /s/ Herman D. Mason (SEAL)
Date                          Herman D. Mason

10/28/94                      /s/ Charles W. Wampler, Jr. (SEAL)
Date                          Charles W. Wampler, Jr.

10/28/94                      /s/ William D. Wampler (SEAL)
Date                          William D. Wampler

10/28/94                      /s/ Henry L. Holler (SEAL)
Date                          Henry L. Holler

10/28/94                      /s/ Kenneth D. Marshall (SEAL)
Date                          Kenneth D. Marshall

10/28/94                      /s/ James L. Keeler (SEAL)
Date                          James L. Keeler

10/28/94                      /s/ James L. Mason (SEAL)
Date                          James L. Mason

10/28/94                      /s/ V. Eugene Misner (SEAL)
Date                          V. Eugene Misner

10/28/94                      /s/ Delbert L. Seitz(SEAL)
Date                          Delbert L. Seitz































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